SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2015

EMS Find, Inc.

(Exact name of Company as specified in its charter)

Nevada	333-103621	42-1771342
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
10745 Haldeman Avenue Philadelphia, PA 19116
(Address of principal executive offices)
Phone: (215) 677-0200
(Company’s Telephone Number)

P.O. Box 206, Richboro, PA 18954

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EMS FIND, INC.

Form 8-K

Current Report

Item 8.01 – Other Events

On May 19, 2015, the Board of Directors of the Company authorized a change of address and phone number, the new address and phone number are:

EMS Find, Inc.

10745 Haldeman Avenue

Philadelphia PA 19116

P.(215)677-0200

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMS Find, Inc. Date: May 22, 2015 By: /s/ Steve Rubakh Steve Rubakh President, and CEO